Exhibit 99.2

GemGroup Inc. and Subsidiaries

Consolidated Financial Report

June 30, 2014

GemGroup Inc. and Subsidiaries

Consolidated Balance Sheets

June 30, 2014 and December 31, 2013

	(unaudited)
	Jun-14	Dec-13
Assets
Current Assets:
Cash	$108,365	$91,542
Accounts receivable, less allowance for uncollectible accounts of $52,101 and $60,614	2,608,255	2,282,622
Inventories (Note 2)	2,123,949	2,606,822
Prepaid expenses	500,902	398,303
	5,341,471	5,379,289

Property and Equipment:
Land and building	3,330,069	3,342,840
Machinery and equipment	7,862,703	8,853,865
Office furniture and fixtures	494,874	501,518
	11,687,646	12,698,223
Less accumulated depreciation	5,977,344	6,750,839
	5,710,302	5,947,384

Other Assets:
Goodwill	1,940,514	1,940,514
Deposits	56,281	339,113
	1,996,795	2,279,627
	$13,048,568	$13,606,300

(Continued)

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GemGroup Inc. and Subsidiaries

Consolidated Balance Sheets (Continued)

June 30, 2014 and December 31, 2013

	(unaudited)
Liabilities and Stockholders' Equity	Jun-14	Dec-13
Current Liabilities:
Current maturities of long-term debt (Note 3)	$832,310	$808,978
Line of credit (Note 3)	353,260	529,270
Current portion of deferred compensation (Note 6)	25,525	24,286
Accounts payable (Note 5)	1,723,568	2,270,301
Accrued expenses	780,261	827,111
	3,714,924	4,459,946

Long-Term Debt, less current maturities (Note 3)	2,533,534	2,697,017

Deferred Compensation, less current portion (Note 6)	50,650	55,010

Deferred Taxes	362,000	362,000

Stockholders' Equity:
Common stock, $.01 par value; 100,000 shares authorized; 11,177 shares issued and outstanding	112	112
Additional paid-in capital	3,571,747	3,571,747
Retained earnings	2,815,601	2,460,468
	6,387,460	6,032,327
	$13,048,568	$13,606,300

See Notes to Consolidated Financial Statements.

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GemGroup Inc. and Subsidiaries

Consolidated Statements of Income

Six Months Ended June 30, 2014 and 2013

(unaudited)

	2014	2013
Net sales	$12,973,637	$12,141,388
Cost of goods sold	8,878,966	8,766,470
Gross profit	4,094,671	3,374,918

Operating expenses:
Selling expenses	905,237	909,659
General and administrative expenses	1,533,400	1,205,597
	2,438,637	2,115,256
Operating income	1,656,034	1,259,662

Financial income (expense):
Interest income	-	11
Interest expense	(79,068)	(103,139)
	(79,068)	(103,128)
Net Income	$1,576,966	$1,156,534

See Notes to Consolidated Financial Statements.

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GemGroup Inc. and Subsidiaries

Consolidated Statements of Stockholders' Equity

Six Months Ended June 30, 2014 and 2013

(unaudited)

		Additional		Total
	Common	Paid-in	Retained	Stockholders'
	Stock	Capital	Earnings	Equity
Balance at December 31, 2012	$112	$3,550,693	$1,577,462	$5,128,267

Accrued issuance of stock under restricted stock agreement (Note 4)		21,054		21,054

Distributions - stockholders			(1,296,489)	(1,296,489)

Net income			1,156,534	1,156,534
Balance at June 30, 2013	$112	$3,571,747	$1,437,507	$5,009,366

Balance at December 31, 2013	$112	$3,571,747	$2,460,468	$6,032,327

Distributions - stockholders			(1,221,833)	(1,221,833)

Net income			1,576,966	1,576,966
Balance at June 30, 2014	$112	$3,571,747	$2,815,601	$6,387,460

See Notes to Consolidated Financial Statements.

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GemGroup Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2014 and 2013

(unaudited)

	2014	2013
Cash Flows from Operating Activities:
Net income	$1,576,966	$1,156,534
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	543,027	496,326
Amortization	-	33,275
(Gain) on disposal of building and equipment	-	(9,750)
Compensation related to restricted stock agreement	-	21,054
(Increase) decrease in:
Accounts receivable	(325,633)	242,723
Inventories	482,873	149,674
Prepaid expenses	(102,599)	(138,532)
Other assets	282,832	(19,499)
Increase (decrease) in:
Accounts payable	(546,733)	(352,491)
Accrued expenses	(46,850)	(76,887)
Deferred compensation	(3,121)	1,565
Net cash provided by operating activities	1,860,762	1,503,992

Cash Flows from Investing Activities:
Purchase of property and equipment	(305,945)	(643,258)
Note receivable issued to stockholder	-	180,000
Net cash (used in) investing activities	(305,945)	(463,258)

Cash Flows from Financing Activities:
Net (principal payments) on line of credit	(176,010)	741,991
Proceeds from long-term debt borrowings	213,758	-
Principal payments on long-term debt	(329,028)	(395,353)
Payments on deferred purchase obligatoins	(24,881)	(20,693)
Distributions to stockholders	(1,221,833)	(1,296,489)
Net cash (used in) financing activities	(1,537,994)	(970,544)

Net increase in cash	16,823	70,190

Cash:
Beginning	$91,542	$138,900
Ending	$108,365	$209,090

Supplemental Disclosure of Cash Flow Information:
Cash payments for interest	$83,492	$108,210

See Notes to Consolidated Financial Statements.

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GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 1.          Nature of Business and Significant Accounting Policies

Nature of business: GemGroup Inc. is a holding company. Its wholly owned subsidiary, Gemaco Inc. (Gemaco), is a manufacturer of GEMACO playing cards, calendar, information and game cards, gaming table layouts and gaming chips. Gemaco Inc. sells primarily to three industries — retailers, advertising specialty distributors, and casinos — all on an international basis. GemTech LLC is a manufacturer of custom injection molded products. In prior years, GemTech was a division of Gemaco and not a separate entity. On January 3, 2012, GemGroup Inc. formed a new Kansas one-member limited liability company under the name GemTech LLC and transferred all of the assets and liabilities of the custom injection molding business to GemTech LLC. GemAsia, LLC is a single member Missouri limited liability company which is wholly owned by GemGroup. GemAsia conducts business in Macau, China where it produces and installs gaming table layouts for the casino market and also sells table layouts, playing cards and gaming accessories to the gaming industry throughout Asia. GemGroup DISC, LLC is a single member Missouri limited liability company which is wholly owned by GemGroup. The DISC is qualified as a domestic international sales corporation which arranges for the sale of Gemaco Inc.’s products for use outside of the United States. It was formed in 2013.

A summary of the Company’s significant accounting policies follows:

Principles of consolidation: The accompanying consolidated financial statements include the accounts of GemGroup Inc. and its wholly owned subsidiaries, Gemaco Inc., GemTech LLC, GemAsia LLC and GemGroup DISC, LLC (collectively referred to as “the Company”). All significant intercompany balances and transactions have been eliminated.

Revenue recognition: Sales are recognized upon shipment of goods at the time title transfers.

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts receivable: Trade receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Trade receivables are past due after 30 days and are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received. Interest is not charged on trade receivables.

Inventories: Inventories of Gemaco and GemTech, consisting of raw materials, work-in-progress and finished goods, are valued at the lower of cost, determined using the last-in, first-out (LIFO) method, or market. Inventories of GemAsia, consisting of raw materials, work-in-progress and finished goods, are valued at the lower of cost, determined using the first-in, first-out (FIFO) method, or market.

Subsequent event: Management has evaluated and disclosed subsequent events up to and including September 15, 2014, which is the date the financial statements were available to be issued.

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GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 1.          Nature of Business and Significant Accounting Policies (Continued)

Property and equipment: Property and equipment are carried at cost. Depreciation is provided on the straight-line method over the following estimated useful lives:

Building	15-39 years
Machinery and equipment	5-10 years
Office furniture and fixtures	5-10 years

Goodwill and other intangible assets: The Company follows FASB ASC Topic 350 with regards to accounting for goodwill and other intangible assets. Goodwill is subject to an impairment test if events or changes in circumstances indicate that impairment may have occurred. Impairment losses are recognized to the extent that the carrying amount exceeds the assets' estimated fair value.

For the year ended December 31, 2013, the Company assessed qualitative factors in determining whether it is more likely than not that the fair value of the Company is less than its carrying amount. The Company is privately held and thus has no separate public market price for its units. The fair value of the reporting unit was estimated based on a discounted cash flow method which was derived using forecasts prepared by the Company. Based on the qualitative assessment and the results of the Company's valuation performed for each year end period, no goodwill impairment charge was required for the year ended December 31, 2013.

Intangible assets consist of a customer list and a trade name. These amounts were amortized over their estimated life of 120 months by the straight-line method and were fully amortized in 2013.

Impairment of long-lived assets: Management of the Company periodically reviews the carrying value of the long-lived assets owned by the Company by comparing the carrying value of those assets with their related expected future net cash flows. Should the sum of the related expected future cash flows be less than the carrying value, management will determine whether an impairment loss should be recognized. An impairment loss would be measured by the amount by which the carrying value of the assets exceeds the fair value of assets. To date, management has determined that no impairment of these assets exists.

Income taxes: Effective January 1, 2004, the Company’s stockholders elected to be taxed under sections of federal and state income tax law which provide that, in lieu of corporate income taxes, the stockholders separately account for their pro rata shares of the Company’s items of income, deductions, credits and losses. As a result of this election, no income taxes have been recognized in the accompanying financial statements except for writing off deferred taxes and estimated prior-year income tax refunds and credits not realized.

The remaining deferred tax liability relates to the difference in the financial reporting and income tax basis of buildings and equipment for possible built-in gains tax liability.

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GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 1.          Nature of Business and Significant Accounting Policies (Continued)

The Company follows the Financial Accounting Standards Board (FASB) guidance for uncertainty in income taxes. Management has evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the consolidated financial statements to comply with the provisions of this guidance. With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal, state, or local tax authorities for years before 2010.

Advertising: The Company expenses the costs of advertising as incurred. Advertising expense for the 6 months ended June 30, 2014 and 2013 was $23,836 and $66,413, respectively.

Stock compensation: The Company has a stock compensation plan with a key employee. Stock-based compensation expense includes all stock-based compensation awards granted after January 1, 2006, and is based on the grant date fair value. The Company recognizes these compensation costs on a straight-line basis over the requisite service period of the award.

Note 2.          Inventories

The components of inventories at June 30, 2014 and December 31, 2013 are as follows:

	Jun-14	Dec-13
Raw materials	$1,598,873	$1,977,576
Work-in-progress	290,737	397,608
Finished goods	952,098	925,117
	2,841,708	3,300,301
LIFO reserve	(520,267)	(561,835)
Reserve for obsolescence	(197,492)	(131,644)
	$2,123,949	$2,606,822

At June 30, 2014 and December 31, 2013, inventory subject to the LIFO method reserve was $2,698,678 and $3,134,664, respectively.

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GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 3.          Pledged Assets, Line of Credit, and Long-Term Debt

The line of credit at June 30, 2014 and December 31, 2013 consists of the following:

The following line of credit is payable to a bank and secured by substantially all the assets of the Company and personal guarantees of the principal stockholders of the Company. At June 30, 2014 and December 31, 2013, the prime rate was 3.25%.

June 30, 2014
	Original
Maturity	Principal	Interest			Monthly	Outstanding
Date	Amount	Rate	Floor	Ceiling	Payments	Balance
May 24, 2014	$3,600,000 (max)	Prime + 0.5%	4.0%	8.50%	Interest	$353,260
	(line of credit)

December 31, 2013
	Original
Maturity	Principal	Interest			Monthly	Outstanding
Date	Amount	Rate	Floor	Ceiling	Payments	Balance
May 24, 2014	$3,600,000 (max)	Prime + 0.5%	4.0%	8.50%	Interest	$529,270
	(line of credit)

Long-term debt at June 30, 2014 and December 31, 2013 consists of the following:

(a)	The following notes are payable to a bank and secured by substantially all the assets of the Company or specific assets referred to in the loan documents and personal guarantees of the principal stockholders of the Company. At June 30, 2014 and December 31, 2013, the prime rate was 3.25%.

Maturity	Interest			Monthly	Outstanding Balance
Date	Rate	Floor	Ceiling	Payments	Jun-14	Dec-13
January 2014	Prime + 0.5%	4.00%	8.00%	9,844	-	9,791

April 2015	Prime + 0.5%	4.00%	8.00%	2,723	25,542	40,253

February 2016	Prime + 0.5%	4.00%	8.00%	25,900	488,363	627,627

October 2016	Prime + 0.5%	4.00%	8.00%	14,707	364,152	437,473

May 2017	4.00%	4.00%	8.00%	6,979	203,987	240,232

February 2019	4.00%	N/A	N/A	6,117	610,873	426,028
					1,692,917	1,781,404

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GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 3.          Pledged Assets, Line of Credit, and Long-Term Debt (Continued)

(b)	The following notes are payable to banks and secured by real property and personal guarantees of the principal stockholder of the Company:

Maturity	Interest			Monthly	Outstanding Balance
Date	Rate	Floor	Ceiling	Payments	Jun-14	Dec-13
October 2017	4.00%	N/A	N/A	7,217	$890,144	$915,147

October 2017	4.00%	N/A	N/A	5,896	727,284	747,712
					1,617,428	1,662,859

(c)	The following items are also included in long-term debt:

Maturity		Interest		Monthly	Outstanding Balance
Date	Payable to	Rate	Secured by	Payments	Jun-14	Dec-13
October 2017	Lender	0.90%	Vehicle	616	24,223	27,768

January 2018	Lender	1.90%	Vehicle	594	31,276	33,964
					55,499	61,732
Total of all long-term debt					3,365,845	3,505,995
Less current maturities					832,310	808,978
					$2,533,535	$2,697,017

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GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 4.          Stock Incentive Plan

The Company has a stock incentive agreement under which it has awarded restricted stock to a key employee of the Company. The plan provides restricted stock grants for shares of common stock at a value which is generally equal to the fair value of the underlying stock at the date of grant as determined by the Board of Directors. The vesting period is determined at the date of grant and generally does not exceed five years. The shares are subject to forfeiture if certain vesting requirements are not met.

Pursuant to the Plan, the Company had a restricted stock agreement with a key employee whereby the key employee received 556 shares of common stock. The stock vested in 20% increments on an annual basis as long as the employee was employed by the Company. The Company recorded $21,054 of expenses related to this agreement for the 6 months ended June 30, 2013. As of December 31, 2013, all shares were vested and there was no remaining unrecognized compensation expense.

Pursuant to the Plan, the Company has a restricted stock agreement with a key employee whereby the key employee received 621 shares of common stock.  The stock vests in 20% increments on an annual basis as long as the employee is employed by the Company.  The Company recorded $0 of expense related to this agreement for the 6 month periods ended June 30, 2014 and 2013.  As of June 30, 2014, there is no unrecognized compensation expense related to the nonvested shares to be recognized over 0.5 years. At June 30, 2014, the employee has become vested in 559 shares.

Note 5.          Major Supplier

Purchases from one supplier were 17% and 22% of net revenues for the 6 months ended June 30, 2014 and 2013, respectively. Accounts payable to this supplier at June 30, 2014 and December 31, 2013, were $555,444 and $812,126, respectively.

11

GemGroup Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

Note 6.          Deferred Compensation

The Company has a deferred compensation agreement with a key employee that provides for a base amount of deferred compensation each year, and an additional amount based on the previous year’s revenues, excluding any sales on which the employee receives a commission. The deferred compensation vests 20% a year over a period of five years from the start of the year in which the compensation is granted. Vested amounts will be paid out within 30 days after the date of vesting. Upon termination of employment, all non-vested amounts will be cancelled. The Company has recorded a liability of $76,175 and $79,296 related to deferred compensation as of June 30, 2014 and December 31, 2013, respectively. The Company recognized compensation expense of $12,763 and $14,460 related to this agreement for the 6 month ended June 30, 2014 and 2013, respectively.

Note 7.          Subsequent Events

On July 1, 2014, we sold substantially all of our net gaming assets of GemGroup, for $19.75 million subject to certain post-closing working capital adjustments.

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